UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: June 8, 2009 (Date of earliest event reported)
DigitalTown, Inc. (Exact name of registrant as specified in its charter)

MN (State or other jurisdiction of incorporation)	000-27225 (Commission File Number)	411427445 (IRS Employer Identification Number)

11974 Portland Ave, Burnsville (Address of principal executive offices)		55337 (Zip Code)
952-890-2362 (Registrant's telephone number, including area code)

BDC Capital, Inc. (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05

Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On June 8, 2009, the Board of Directors approved a Code of Ethics (the “Code”) which applies to all of the directors, officers and employees of the Company and its subsidiaries.  The Code is attached hereto as Exhibit 14.1.

Item 9.01 Financial Statements and Exhibits

Attached hereto as Exhibit 14.1 is the Company’s Code of Ethics.

SIGNATURES

Dated: June 8, 2009	DIGITALTOWN, INC By: /s/ Jan K. Andersen Jan K. Andersen, CEO